UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant  ☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

HEICO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your **Vote** Counts!

HEICO CORPORATION

2025 Annual Meeting
Vote by March 13, 2025 11:59 PM ET. For shares held in a 401(k) Plan, vote by March 10, 2025 11:59 PM ET.

HEICO

HEICO CORPORATION
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

V60938-P23228-Z89188

You invested in HEICO CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 14, 2025.**

Get informed before you vote

View the Proxy Statement and the 2024 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

March 14, 2025
10:00 a.m. Eastern Daylight Time

Hotel AKA Brickell
1395 Brickell Avenue
Miami, Florida 33131

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	ELECTION OF HEICO'S BOARD OF DIRECTORS FOR THE ENSUING YEAR	
	Nominees:	
1a.	Thomas M. Culligan	For
1b.	Carol F. Fine	For
1c.	Adolfo Henriques	For
1d.	Mark H. Hildebrandt	For
1e.	Eric A. Mendelson	For
1f.	Laurans A. Mendelson	For
1g.	Victor H. Mendelson	For
1h.	Julie Neitzel	For
1i.	Dr. Alan Schriesheim	For
1j.	Frank J. Schwitter	For
2.	ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION	For
3.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2025	For
4.	In their discretion, upon such other matters which may properly come before the meeting or any adjournments	

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V60939-P23228-Z89188